February 13, 2024 Earnings Summary: Fourth Quarter 2023 Exhibit 99.2

2 This news release contains “forward-looking statements.” The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements may include statements about supply chain matters; inflationary pressures; future period guidance or projections; the Company’s performanc e relative to its markets, including the drivers of such performance; market and technology trends, including the duration and drivers of any growth trends; the development of new products and the success of their introductions; the focus of the Company’s ER&D projects; the Company’s ability to execute on our business strategies, including with respect to the Company’s expansion of its manufacturing presence in Taiwan and in Colorado Springs; the Company’s capital allocation strategy, which may be modified at any time for any reason, including share repurchases, dividends, debt repayments and potential acquisitions; the impact of the acquisitions and divestitures the Company has made and commercial partnerships the Company has established, including the acquisition of CMC Materials (now known as CMC Materials LLC) (“CMC Materials”); trends relating to the fluctuation of currency exchange rates; future capital and other expenditures, including estimates thereof; the Company’s expected tax rate; the impact, financial or otherwise, of any organizational changes; the impact of accounting pronouncements; quantitative and qualitative disclosures about market risk; and other matters. These forward-looking statements are based on current management expectations and assumptions only as of the date of this news release, are not guarantees of future performance and involve substantial risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. These risks and uncertainties include, but are not limited to, weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for the Company’s products and solutions; the level of, and obligations associated with, the Company’s indebtedness, including the debts incurred in connection with the acquisition of CMC Materials; risks related to the acquisition and integration of CMC Materials, including unanticipated difficulties or expenditures relating thereto, the ability to achieve the anticipated synergies and value-creation contemplated by the acquisition of CMC Materials and the diversion of management time on transaction- related matters; raw material shortages, supply and labor constraints, price inc reases, inflationary pressures and rising interest rates; operational, political and legal risks of the Company’s international operations; the Company’s dependence on sole source and limited source suppliers; the Company’s ability to meet rapid demand shifts; the Company’s ability to continue technological innovation and introduce new products to meet customers’ rapidly changing requirements; substantial competition; the Company’s concentrated customer base; the Company’s ability to identify, complete and integrate acquisitions, joint ventures, divestitures or other similar transactions; the Company’s ability to effectively implement any organizational changes; the Company’s ability to protect and enforce intellectual property rights; the impact of regional and global instabilities, hostilities and geopolitical uncertainty, including, but not limited to, the ongoing conflicts between Ukraine and Russia, between Israel and Hamas and the current conflict in the Red Sea, as well as the global responses thereto; the increasing complexity of certain manufacturing processes; changes in government regulations of the countries in which the Company operates, including the imposition of tariffs, export controls and other trade laws and restrictions and changes to national security and international trade policy, especially as they relate to China; fluctuation of currency exchange rates; fluctuations in the market price of the Company’s stock; and other risk factors and additional information described in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors” in Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed on February 23, 2023, and in the Company’s other SEC filings. Except as required under the federal securities laws and the rules and regulations of the SEC, the Company undertakes no obligation to update publicly any forward-looking statements or information contained herein, which speak as of their respective dates. This presentation contains references to “Adjusted EBITDA,” “Adjusted EBITDA – as a % of Net Sales,” “Adjusted Operating Income,” “Adjusted Operating Margin,” “Adjusted Gross Profit,” “Adjusted Gross Margin – as a % of Net Sales,” “Adjusted Segment Profit,” “Adjusted Segment Profit Margin,” “Non-GAAP Operating Expenses,” “Non-GAAP Tax Rate,” “Non-GAAP Net Income,” “Diluted Non-GAAP Earnings per Common Share,” “Free Cash Flow,” and other measures that are not presented in accordance GAAP. The non-GAAP financial measures should not be considered in isolation or as a substitute for GAAP financial measures but should instead be read in conjunction with the GAAP financial measures. Further information with respect to and reconciliations of such measures to the most directly comparable GAAP measure can be found attached to this presentation. Safe Harbor

3 $ in millions, except per share data 4Q23 4Q22 3Q23 4Q23 over 4Q22 4Q23 over 3Q23 Net Sales $812.3 $946.1 $888.2 (14.1%) (8.5%) Gross Margin 42.4% 42.8% 41.3% Operating Expenses $243.7 $260.7 $250.0 (6.5%) (2.5%) Operating Income $101.0 $143.8 $117.1 (29.8%) (13.7%) Operating Margin 12.4% 15.2% 13.2% Tax Rate (41.9%) 11.9% (6.8%) Net Income $38.0 $57.4 $33.2 (33.8%) 14.5% Diluted Earnings Per Common Share $0.25 $0.38 $0.22 (34.2%) 13.6% GAAP Summary – Consolidated Statement of Operations

4 1. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation. 2. Excludes amortization expense, deal and transaction costs, integration costs, goodwill impairment, restructuring costs, impairment of long-lived assets and loss on sale of businesses. 3. Reflects the tax effect of non-GAAP adjustments and discrete tax items to GAAP taxes. 4. Excludes the items noted in footnotes 2 and 3, interest expense, net, Infineum termination fee, loss on extinguishment of debt and modification, and the tax effect of non-GAAP adjustments. $ in millions, except per share data 4Q23 4Q22 3Q23 4Q23 over 4Q22 4Q23 over 3Q23 Net Sales $812.3 $946.1 $888.2 (14.1%) (8.5%) Adjusted Gross Margin – as a % of Net Sales 42.4% 42.8% 41.4% Non-GAAP Operating Expenses2 $176.4 $185.2 $172.1 (4.8%) 2.5% Adjusted Operating Income $168.3 $219.4 $195.7 (23.3%) (14.0%) Adjusted Operating Margin 20.7% 23.2% 22.0% Non-GAAP Tax Rate3 11.7% 12.3% 9.3% Non-GAAP Net Income4 $97.9 $124.5 $103.6 (21.4%) (5.5%) Diluted Non-GAAP Earnings Per Common Share $0.65 $0.83 $0.68 (21.7%) (4.4%) Non-GAAP1 Summary – Consolidated Statement of Operations

5 GAAP Summary – Consolidated Statement of Operations $ in millions, except per share data Year ended December 31, 2023 Year ended December 31, 2022 Year-over-Year Net Sales $3,523.9 $3,282.0 7.4% Gross Margin 42.5% 42.5% Operating Expenses $998.4 $916.4 8.9% Operating Income $499.2 $480.0 4.0% Operating Margin 14.2% 14.6% Tax Rate (4.9%) 15.4% Net Income $180.7 $208.9 (13.5%) Diluted Earnings Per Common Share $1.20 $1.46 (17.8%)

6 1. See GAAP to Non-GAAP reconciliation tables in the appendix of this presentation. 2. Excludes charges for fair value write-up of acquired inventory sold, integration costs and severance and restructuring costs. 3. Excludes amortization expense, deal and transaction costs, integration costs, goodwill impairment, restructuring costs, impairment of long-lived assets and loss on sale of businesses. 4. Reflects the tax effect of non-GAAP adjustments and discrete tax items to GAAP taxes. 5. Excludes the items noted in footnotes 2 and 3, interest expense, net, Infineum termination fee, loss on extinguishment of debt and modification, and the tax effect of non-GAAP adjustments. $ in millions, except per share data Year ended December 31, 2023 Year ended December 31, 2022 Year-over-Year Net Sales $3,523.9 $3,282.0 7.4% Adjusted Gross Margin – as a % of Net Sales2 42.7% 44.4% Non-GAAP Operating Expenses3 $736.1 $620.5 18.6% Adjusted Operating Income $769.7 $837.9 (8.1%) Adjusted Operating Margin 21.8% 25.5% Non-GAAP Tax Rate4 13.6% 16.3% Non-GAAP Net Income5 $398.9 $534.2 (25.3%) Diluted Non-GAAP Earnings Per Common Share $2.64 $3.73 (29.2%) Non-GAAP1 Summary – Consolidated Statement of Operations

7 Materials Solutions (MS) 4Q23 highlights 1. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation. $ in millions 4Q23 4Q22 3Q23 4Q23 over 4Q22 4Q23 over 3Q23 Net Sales1 $365.0 $458.0 $435.5 (20.3%) (16.2%) Segment Profit1 $53.2 $71.5 $57.0 (25.6%) (6.7%) Segment Profit Margin 14.6% 15.6% 13.1% Adj. Segment Profit1 $61.0 $71.2 $73.4 (14.3%) (16.9%) Adj. Segment Profit Margin1 16.7% 15.5% 16.9% Sales increased (SEQ) 6% (excluding the divestitures of Electronic Chemicals and the sale of the business to Element Solutions) driven primarily by higher sales of CMP slurries & pads and Advanced Deposition Materials.

8 Microcontamination Control (MC) 4Q23 highlights 1. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation. $ in millions 4Q23 4Q22 3Q23 4Q23 over 4Q22 4Q23 over 3Q23 Net Sales $288.4 $284.7 $286.2 1.3% 0.8% Segment Profit $97.6 $107.4 $101.1 (9.1%) (3.5%) Segment Profit Margin 33.8% 37.7% 35.3% Adj. Segment Profit1 $97.7 $107.4 $101.3 (9.0%) (3.6%) Adj. Segment Profit Margin1 33.9% 37.7% 35.4% Sales increase (SEQ) was by driven by continuing strength in liquid filtration and in gas purification. — Segment profit margin (adjusted) decline (SEQ) was primarily driven by the impact of inventory reductions and the anticipated inefficiencies related to the ramp of our facility in Taiwan.

9 Advanced Materials Handling (AMH) 4Q23 highlights 1. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation. $ in millions 4Q23 4Q22 3Q23 4Q23 over 4Q22 4Q23 over 3Q23 Net Sales $169.2 $213.9 $180.2 (20.9%) (6.1%) Segment Profit $20.5 $48.0 $31.6 (57.3%) (35.1%) Segment Profit Margin 12.1% 22.4% 17.5% Adj. Segment Profit1 $20.6 $48.0 $32.1 (57.1%) (35.8%) Adj. Segment Profit Margin1 12.2% 22.4% 17.8% Sales decline (SEQ) was driven primarily by lower sales of sensing and control solutions and fluid handling products. — Segment profit margin (adjusted) decline (SEQ) was primarily driven by lower sales and higher variable compensation expenses.

10 $ in millions 4Q23 4Q22 3Q23 $ Amount % Total $ Amount % Total $ Amount % Total Cash, Cash Equivalents, and Restricted Cash $456.9 5.2% $563.4 5.6% $594.0 6.0% Accounts Receivable, net $457.1 5.2% $535.5 5.3% $463.1 4.7% Inventories $607.1 6.9% $812.8 8.0% $662.2 6.7% Net PP&E $1,468.0 16.7% $1,393.3 13.7% $1,406.4 14.3% Total Assets $8,812.6 $10,138.9 $9,824.6 Current Liabilities $514.0 5.8% $761.9 7.5% $683.2 7.0% Long-term Debt, Excluding Current Maturities $4,577.1 51.9% $5,632.9 55.6% $5,425.5 55.2% Total Liabilities $5,404.0 61.3% $6,920.9 68.3% $6,456.3 65.7% Total Shareholders’ Equity $3,408.6 38.7% $3,218.0 31.7% $3,368.3 34.3% Summary – Balance Sheet Items

11 1. Equals cash from operations less capital expenditures. 2. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation. $ in millions 4Q23 4Q22 3Q23 Beginning Cash Balance $594.0 $754.7 $567.0 Cash provided by operating activities 150.7 32.1 200.0 Capital expenditures (128.7) (147.4) (78.1) Proceeds from revolving credit facilities and debt — — 100.3 Payments on revolving credit facilities and debt (869.7) (70.0) (175.3) Proceeds from sale of businesses 680.7 — — Payments for dividends (15.0) (14.9) (15.1) Proceeds from termination of alliance agreement 21.9 — — Other investing activities 1.9 (5.7) 1.6 Other financing activities 12.1 5.1 (1.4) Effect of exchange rates 9.1 9.6 (5.0) Ending Cash Balance $456.9 $563.4 $594.0 Free Cash Flow1 $22.0 ($115.3) $121.9 Adjusted EBITDA2 $210.8 $261.2 $235.3 Adjusted EBITDA – as a % of net sales2 26.0% 27.6% 26.5% Cash Flows

12 $ in millions, except per share data 1Q24 Guidance 4Q23 Actual 3Q23 Actual Net Sales $770 – $790 $812.3 $888.2 Non-GAAP Operating Expenses1 $171 – $174 $176.4 $172.1 Non-GAAP Net Income1 $91 – $98 $97.9 $103.6 Diluted non-GAAP Earnings per Common Share1 $0.60 – $0.65 $0.65 $0.68 Adjusted EBITDA Margin 26.5% – 27.5% 26.0% 26.5% 1. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation. $ in millions, except per share data 1Q24 Guidance 4Q23 Actual 3Q23 Actual Net Sales $770 – $790 $812.3 $888.2 Operating Expenses $230 – $233 $243.7 $250.0 Net Income $42 – $49 $38.0 $33.2 Diluted Earnings per Common Share $0.28 – $0.33 $0.25 $0.22 Operating Margin 13% – 15% 12.4% 13.2% Outlook GAAP Non-GAAP

13 Appendix

Summary – Consolidated Statement of Operations – Proforma[1] (Includes CMC Materials results)

$ in millions, except per share data	1Q22	2Q22	3Q22	4Q22	FY2022	1Q23	2Q23	3Q23	4Q23	FY2023
Net Sales	$969.1	$1,011.9	$993.8	$946.1	$3,920.9	$922.4	$901.0	$888.2	$812.3	$3,523.9
Gross Margin	45.2%	42.4%	37.4%	42.8%	41.9%	43.5%	42.6%	41.3%	42.4%	42.5%
Operating Expenses	$218.2	$227.0	$356.8	$260.7	$1,062.6	$388.2	$116.6	$250.0	$243.7	$998.4
Operating Income	$219.9	$201.9	$14.9	$143.8	$580.5	$13.5	$267.7	$117.1	$101.0	$499.2
Operating Margin	22.7%	19.9%	1.5%	15.2%	14.8%	1.5%	29.7%	13.2%	12.4%	14.2%
EBITDA	$289.2	$271.3	$125.4	$239.1	$925.0	$117.9	$366.0	$207.9	$194.6	$886.4
Tax Rate	16.1%	24.8%	8.7%	11.9%	21.5%	(32.2%)	(9.1%)	(6.8%)	(41.9%)	(4.9%)
Net Income (Loss)	$160.3	$140.1	($73.7)	$57.4	$284.1	($88.2)	$197.6	$33.2	$38.0	$180.7
Diluted Earnings (Loss) Per Common Share	$1.06	$0.93	($0.50)	$0.38	$1.85	($0.59)	$1.31	$0.22	$0.25	$1.20

1 The above pro forma results include the addition of CMC Materials Inc.'s (now known as CMC Materials LLC) ("CMC Materials") financials recorded prior to the consummation of the merger with the Company on July 6, 2022 to the Company's reported financials and are provided as a complement to, and should be read in conjunction with, the consolidated financial statements to better facilitate the assessment and measurement of the Company's operating performance. Intercompany sales between the Company and CMC Materials have been eliminated. No other adjustments have been included. As a result of displaying amounts in millions, rounding differences may exist in the tables in this section.

14

Entegris

Summary – Consolidated Statement of Operations (Non-GAAP) – Proforma[1] (Includes CMC Materials results)

$ in millions, except per share data	1Q22	2Q22	3Q22	4Q22	FY2022	1Q23	2Q23	3Q23	4Q23	FY2023
Net Sales[2]	$958.2	$1,011.7	$993.8	$946.1	$3,909.8	$922.4	$901.0	$888.2	$812.3	$3,523.9
Adjusted Gross Margin – as a % of Net Sales[3]	44.5%	42.0%	43.6%	42.8%	43.2%	44.3%	42.6%	41.4%	42.4%	42.7%
Non-GAAP Operating Expenses[4]	$177.4	$178.8	$180.4	$185.1	$721.7	$204.3	$183.2	$172.1	$176.4	$736.1
Adjusted Operating Income	$248.8	$245.8	$253.2	$219.4	$967.2	$204.8	$200.9	$195.7	$168.3	$769.7
Adjusted Operating Margin	26.0%	24.3%	25.5%	23.2%	24.7%	22.2%	22.3%	22.0%	20.7%	21.8%
Adjusted EBITDA	$296.6	$294.0	$298.4	$261.3	$1,150.3	$251.5	$244.6	$235.3	$210.8	$942.4
Non-GAAP Tax Rate[5]	15.3%	22.9%	21.2%	12.3%	18.1%	16.9%	16.3%	9.3%	11.7%	13.6%
Non-GAAP Net Income[6]	$137.6	$120.0	$127.8	$124.5	$509.9	$97.8	$99.6	$103.6	$97.9	$398.9
Diluted Non-GAAP Earnings Per Common Share	$0.91	$0.80	$0.85	$0.83	$3.39	$0.65	$0.66	$0.68	$0.65	$2.64

1. See Proforma to non-GAAP Proforma reconciliation tables in the appendix of this presentation.
2. The adjustment relates to removal of net sales related to CMC Materials' wood treatment business. See Proforma reconciliation tables in the appendix.
3. 3Q22 excludes charges for fair value write-up of acquired inventory sold, wood treatment and incremental depreciation expense.
4. Excludes amortization and incremental depreciation expense, deal costs, integration costs, goodwill impairment, restructuring cost, impairment of long-lived assets and loss on sale of businesses.
5. Reflects the tax effect of non-GAAP adjustments and discrete tax items to GAAP taxes.
6. Excludes the items noted in footnotes 2 and 3, interest expense, net, Infineum termination fee, loss on extinguishment of debt and modification, and the tax effect of non-GAAP adjustments. As a result of displaying amounts in millions, rounding differences may exist in the tables in this section.

15

Entegris

Segment Financials Proforma (Includes CMC Materials Results) Unaudited[1,2]

$ in millions	1Q22	2Q22	3Q22	4Q22	FY2022	1Q23	2Q23	3Q23	Q423	FY2023
Sales:										
MS	$520.5	$530.7	$518.1	$458.0	$2,027.3	$448.3	$440.7	$435.5	$365.0	$1,689.5
MC	266.6	274.1	280.6	284.7	1,106.0	269.3	283.6	286.2	288.4	1,127.5
AMH	198.1	224.1	210.4	213.9	846.5	218.9	190.3	180.2	169.2	758.6
Inter-segment elimination	(16.1)	(17.0)	(15.3)	(10.5)	(58.9)	(14.1)	(13.6)	(13.8)	(10.3)	(51.7)
Total Sales	$969.1	$1,011.9	$993.8	$946.1	$3,920.9	$922.4	$901.0	$888.2	$812.3	$3,523.9
MS	$141.1	$123.0	$53.1	$71.5	$388.7	($29.5)	$215.7	$57.0	$53.2	$296.4
Depreciation[3]	(7.0)	(7.0)	—	—	(14.0)	—	—	—	—	—
FV Step-up[4]	—	—	61.9	—	61.9	—	—	—	—	—
MS Segment Profit adjusted	134.1	116.0	115.0	71.5	436.6	(29.5)	215.7	57.0	53.2	296.4
MC	98.6	100.1	105.3	107.4	411.4	96.0	100.7	101.1	97.6	395.3
AMH	46.7	46.9	42.1	48.0	183.7	48.2	35.8	31.6	20.5	136.1
Total Segment Profit	$279.4	$263.0	$262.4	$226.9	$1,031.7	$114.7	$352.2	$189.7	$171.3	$827.8
Segment Profit Margin:										
MS	25.8%	21.9%	22.2%	15.6%	21.5%	(6.6%)	49.0%	13.1%	14.6%	17.5%
MC	37.0%	36.5%	37.5%	37.7%	37.2%	35.6%	35.5%	35.3%	33.8%	35.1%
AMH	23.6%	20.9%	20.0%	22.4%	21.7%	22.0%	18.8%	17.5%	12.1%	17.9%
Segment Profit Margin	28.8%	26.0%	26.4%	24.0%	26.3%	12.4%	39.1%	21.4%	21.1%	23.5%

1. During the three months ended September 30, 2023, the Company realigned its financial reporting structure reflecting management and organizational changes. The Company will report its financial performance based on three reportable segments: Materials Solutions (MS), Microcontamination Control (MC) and Advanced Material Handling (AMH). The following prior year information has been recast to reflect this realignment.
2. The above pro forma results include the addition of CMC Materials' net sales and segment profit amounts recorded prior to the consummation of the merger with the Company on July 6, 2022 to the Company's reported GAAP net sales and segment profit amounts related to businesses that were transferred to the above business segments after the effectiveness of the merger and are provided as a complement to, and should be read in conjunction with, the condensed financial statements to better facilitate the assessment and measurement of the Company's operating performance. Intercompany sales between the Company and CMC Materials have been eliminated, see table below.
3. Represents the preliminary pro forma adjustment to recognize changes to straight-line depreciation expense resulting from the fair value adjustments to acquired property, plant, and equipment. The preliminary fair value of the property, plant and equipment may not represent the actual value of the property, plant and equipment when the Merger is completed resulting in a potential difference in straight-line depreciation expense, and that difference may be material.
4. Represents the additional cost of goods sold recognized in connection with the step-up of inventory valuation. Entegris will recognize the increased value of inventory in cost of sales as the inventory is sold, which for purposes of these pro forma presentation is assumed to occur within the first quarter of 2021 based on inventory turns and is non-recurring in nature. As a result of displaying amounts in millions, rounding differences may exist in the tables in this section.

16

Entegris

Segment Financials Proforma Non-GAAP (Includes CMC Materials Results) Unaudited[1,2]

$ in millions	1Q22	2Q22	3Q22	4Q22	FY2022	1Q23	2Q23	3Q23	Q423	FY2023
Sales:										
MS [3]	$509.6	$530.5	$518.1	$458.0	$2,016.2	$448.3	$440.7	$435.5	$365.0	$1,689.5
MC	266.6	274.1	280.6	284.7	1,106.0	269.3	283.6	286.2	288.4	1,127.5
AMH	198.1	224.1	210.4	213.9	846.5	218.9	190.3	180.2	169.2	758.6
Inter-segment elimination	(16.1)	(17.0)	(15.3)	(10.5)	(58.9)	(14.1)	(13.6)	(13.8)	(10.3)	(51.7)
Total Sales	$958.2	$1,011.7	$993.8	$946.1	$3,909.8	$922.4	$901.0	$888.2	$812.3	$3,523.9
Adjusted Segment Profit:										
MS	$123.4	$116.3	$115.0	$71.2	$425.9	$80.1	$75.8	$73.4	$61.0	$290.4
MC	98.6	100.1	105.3	107.4	411.4	98.8	100.7	101.3	97.7	398.5
AMH	46.7	46.9	42.1	48.0	183.7	49.4	35.8	32.1	20.6	137.9
Total Adjusted Segment Profit	$268.7	$263.3	$262.4	$226.6	$1,021.0	$228.3	$212.3	$206.8	$179.3	$826.8
Adjusted Segment Profit Margin:										
MS	24.2%	21.9%	22.2%	15.5%	21.1%	17.9%	17.2%	16.9%	16.7%	17.2%
MC	37.0%	36.5%	37.5%	37.7%	37.2%	36.7%	35.5%	35.4%	33.9%	35.3%
AMH	23.6%	20.9%	20.0%	22.4%	21.7%	22.6%	18.8%	17.8%	12.2%	18.2%
Adjusted Segment Profit Margin	28.0%	26.0%	26.4%	24.0%	26.1%	24.8%	23.6%	23.3%	22.1%	23.5%

1. During the three months ended September 30, 2023, the Company realigned its financial reporting structure reflecting management and organizational changes. The Company will report its financial performance based on three reportable segments: Materials Solutions (MS), Microcontamination Control (MC) and Advanced Material Handling (AMH). The following prior year information has been recast to reflect this realignment
2. The above pro forma results include the addition of CMC Materials' net sales and segment profit amounts recorded prior to the consummation of the merger with the Company on July 6, 2022 to the Company's reported GAAP net sales and segment profit amounts related to businesses that were transferred to the above business segments after the effectiveness of the merger and are provided as a complement to, and should be read in conjunction with, the condensed financial statements to better facilitate the assessment and measurement of the Company's operating performance. Intercompany sales between the Company and CMC Materials have been eliminated, see table below.
3. The adjustment relates to removal of net sales related to CMC Materials' wood treatment business. See Proforma reconciliation tables in the appendix. As a result of displaying amounts in millions, rounding differences may exist in the tables in this section.

17

Entegris

18 *See footnotes section for reference. As a result of displaying amounts in millions, rounding differences may exist in the tables in this section. Three months ended Twelve months ended $ in millions December 31, 2023 December 31, 2022 September 30, 2023 December 31, 2023 December 31, 2022 Net sales $812.3 $946.1 $888.2 $3,523.9 $3,282.0 Gross profit-GAAP $344.7 $404.5 $367.1 $1,497.6 $1,396.4 Adjustments to gross profit: Charge for fair value mark-up of acquired inventory sold t* — — — — 61.9 Restructuring costs g * — — 0.8 8.2 — Adjusted gross profit $344.7 $404.5 $367.9 $1,505.8 $1,458.3 Gross margin – as a % of net sales 42.4% 42.8% 41.3% 42.5% 42.5% Adjusted gross margin – as a % of net sales 42.4% 42.8% 41.4% 42.7% 44.4% Reconciliation of GAAP Gross Profit to Adjusted Gross Profit

Reconciliation of GAAP Operating Expenses and Tax Rate to Non-GAAP Operating Expenses and Tax Rate

$ in millions	Three months ended December 31, 2023	Three months ended December 31, 2022	Three months ended September 30, 2023	Twelve months ended December 31, 2023	Twelve months ended December 31, 2022
GAAP operating expenses	$243.7	$260.7	$250.0	$998.4	$916.4
Adjustments to operating expenses:					
Goodwill impairment [a]*	10.4	—	15.9	115.2	—
Deal and transaction costs [b]*	—	0.3	—	3.0	39.5
Integration costs:					—
Professional fees [c]*	4.6	13.7	6.8	36.7	35.4
Severance costs [d]*	(0.4)	2.3	(0.5)	1.5	6.3
Retention costs [e]*	—	0.5	—	1.7	2.0
Other costs [f]*	3.6	2.1	3.9	13.7	7.1
Contractual and non-cash integration costs:					
CMC Materials retention [o]*	—	3.5	—	—	18.0
Stock-based compensation alignment [p]*	—	—	—	—	21.6
Change in control costs [q]*	—	—	—	—	22.4
Restructuring costs [g]*	2.3	—	0.6	6.6	—
(Gain) loss from the sale of businesses [h]*	(4.7)	(0.3)	—	23.8	(0.3)
Impairment on long-lived assets [x]*	30.5	—	—	30.5	—
Amortization of intangible assets [i]*	51.0	53.5	51.2	214.5	144.0
Gain on termination of Alliance Agreement [w]*	(30.0)	—	—	(184.8)	—
Non-GAAP operating expenses	$176.4	$185.2	$172.1	$736.1	$620.5
GAAP tax rate	(41.9%)	11.9%	(6.8%)	(4.9%)	15.4%
Other	53.6%	0.4%	16.1%	18.5%	0.9%
Non-GAAP tax rate	11.7%	12.3%	9.3%	13.6%	16.3%

*See footnotes section for reference. As a result of displaying amounts in millions, rounding differences may exist in the tables in this section.

19

Entegris

Reconciliation of GAAP Net Income to Adjusted Operating Income and Adjusted EBITDA

	Three months ended			Twelve months ended	
$ in millions	December 31, 2023	December 31, 2022	September 30, 2023	December 31, 2023	December 31, 2022
Net sales	$812.3	$946.1	$888.2	$3,523.9	$3,282.0
Net income	38.0	57.4	33.2	180.7	208.9
Net income – as a % of net sales	4.7%	6.1%	3.7%	5.1%	6.4%
Adjustments to net income:					
Income tax (benefit) expense	(11.3)	7.8	(2.1)	(8.4)	38.2
Interest expense, net	62.1	82.0	75.6	301.1	209.0
Other expense (income), net	12.1	(3.4)	10.2	25.4	23.9
Equity in net loss of affiliates	0.1	—	0.1	0.4	—
GAAP – Operating income	$101.0	$143.8	$117.1	$499.2	$480.0
Operating margin – as a % of net sales	12.4%	15.2%	13.2%	14.2%	14.6%
Charge for fair value write-up of acquired inventory sold [t*]	—	—	—	—	61.9
Goodwill impairment [a*]	10.4	—	15.9	115.2	—
Deal and transaction costs [b*]	—	0.3	—	3.0	39.5
Integration costs: Professional fees [c*]	4.6	13.7	6.8	36.7	35.4
Severance costs [d*]	(0.4)	2.3	(0.5)	1.5	6.3
Retention costs [e*]	—	0.5	—	1.7	2.0
Other costs [f*]	3.6	2.1	4.0	13.7	7.1
Contractual and non-cash integration costs:					
CMC Materials retention [o*]	—	3.5	—	—	18.0
Stock-based compensation alignment [p*]	—	—	—	—	21.6
Change in control costs [q*]	—	—	—	—	22.4
Restructuring costs [g*]	2.3	—	1.2	14.7	—
(Gain) loss from the sale of businesses [h*]	(4.7)	(0.3)	—	23.8	(0.3)
Impairment on long-lived assets [x*]	30.5	—	—	30.5	—
Amortization of intangible assets [i*]	51.0	53.5	51.2	214.5	144.0
Gain on termination of Alliance Agreement [w*]	(30.0)	—	—	(184.8)	—
Adjusted operating income	$168.3	$219.4	$195.7	$769.7	$837.9
Adjusted operating margin – as a % of net sales	20.7%	23.2%	22.0%	21.8%	25.5%
Depreciation	42.6	41.9	39.6	172.7	135.4
Adjusted EBITDA	$210.8	$261.2	$235.3	$942.4	$973.2
Adjusted EBITDA – as a % of net sales	26.0%	27.6%	26.5%	26.7%	29.7%

*See footnotes section for reference. As a result of displaying amounts in millions, rounding differences may exist in the tables in this section.

20

Entegris

Reconciliation of GAAP Net Income and Diluted Earnings per Common Share to Non-GAAP Net Income and Diluted Non-GAAP Earnings per Common Share

$ in millions, except per share data	Three months ended December 31, 2023	Three months ended December 31, 2022	Three months ended September 30, 2023	Twelve months ended December 31, 2023	Twelve months ended December 31, 2022
GAAP net income	$38.0	$57.4	$33.2	$180.7	$208.9
Adjustments to net income:					
Charge for fair value write-up of inventory sold [t*]	—	—	—	—	61.9
Goodwill impairment [a*]	10.4	—	15.9	115.2	—
Deal and transaction costs [b*]	—	0.3	—	3.0	39.5
Integration costs: Professional fees [c*]	4.6	13.7	6.8	36.7	35.4
Severance costs [d*]	(0.4)	2.3	(0.5)	1.5	6.3
Retention costs [e*]	—	0.5	—	1.7	2.0
Other costs [f*]	3.6	2.1	4.0	13.7	7.1
Contractual and non-cash integration costs:					
CMC Materials retention [o*]	—	3.5	—	—	18.0
Stock-based compensation alignment [p*]	—	—	—	—	21.6
Change in control costs [q*]	—	—	—	—	22.4
Restructuring costs [g*]	2.3	—	1.2	14.7	—
(Gain) loss from the sale of businesses [h*]	(4.7)	(0.3)	—	23.8	(0.3)
Impairment on long-lived asset [x*]	30.5	—	—	30.5	—
Amortization of intangible assets [i*]	51.0	53.5	51.2	214.5	144.0
Loss on extinguishment of debt and modification [k*]	17.0	1.1	4.5	29.9	3.3
Infineum termination fee, net [l*]	—	—	—	(10.9)	—
Interest expense, net [m*]	—	—	—	—	29.8
Tax effect of adjustments to net income (loss) and discrete items [n*]	(24.3)	(9.6)	(12.8)	(71.3)	(65.7)
Gain on sale of termination of Alliance Agreement [w*]	(30.0)	—	—	(184.8)	—
Non-GAAP net income	$97.9	$124.5	$103.6	$398.9	$534.2
Diluted earnings per common share	$0.25	$0.38	$0.22	$1.20	$1.46
Effect of adjustments to net income	$0.39	$0.45	$0.46	$1.45	$2.27
Diluted non-GAAP earnings per common share	$0.65	$0.83	$0.68	$2.64	$3.73
Weighted average diluted shares outstanding	151.3	149.9	151.2	150.9	143.1

*See footnotes section for reference. As a result of displaying amounts in millions, rounding differences may exist in the tables in this section.

21

Entegris

22 $ in millions First-Quarter Outlook Reconciliation GAAP net income to non-GAAP net income: March 30, 2024 GAAP net income $42 – $49 Adjustments to net income: Deal, transaction and integration costs 8 Amortization of intangible assets 51 Income tax effect (10) Non-GAAP net income $91 – $98 First-Quarter Outlook Reconciliation GAAP diluted earnings per share to non-GAAP diluted earnings per share: March 30, 2024 Diluted earnings per common share $0.28 – $0.33 Adjustments to diluted earnings per common share: Deal, transaction and integration costs 0.05 Amortization of intangible assets 0.34 Income tax effect (0.07) Diluted non-GAAP earnings per common share $0.60 – $0.65 $ in millions First-Quarter Outlook Reconciliation GAAP operating expenses to non-GAAP operating expenses: March 30, 2024 GAAP operating expenses $230 – $233 Adjustments to net income: Deal, transaction and integration costs 8 Amortization of intangible assets 51 Non-GAAP operating expenses $171 – $174 Reconciliation of GAAP Outlook to Non-GAAP Outlook

23 $ in millions First-Quarter Outlook Reconciliation GAAP Operating Margin to non-GAAP Operating Margin and Adjusted EBITDA Margin March 30, 2024 Net sales $770 – $790 GAAP – Operating income $101 – $115 Operating margin – as a % of net sales 13% – 15% Deal, transaction and integration costs 8 Amortization of intangible assets 51 Adjusted operating income $160 – $174 Adjusted operating margin – as a % of net sales 21% – 22% Depreciation 44 Adjusted EBITDA $204 – $217 Adjusted EBITDA – as a % of net sales 26.5% – 27.5% Reconciliation of GAAP Outlook to Non-GAAP Outlook (continued)

Reconciliation of Proforma Segment Trend Data to Non-GAAP Unaudited[1,2]

$ in millions	Q122	Q222	Q322	Q422	FY2022	Q123	Q223	Q323	Q423	FY2023
Adjusted MS segment sales:										
MS segment Sales	$520.5	$530.7	$518.1	$458.0	$2,027.3	$448.3	$440.7	$435.5	$365.0	$1,689.5
Removal of wood treatment sales r *	(10.9)	(0.2)	—	—	(11.1)	—	—	—	—	—
MS adjusted segment sales	$509.6	$530.5	$518.1	$458.0	$2,016.2	$448.3	$440.7	$435.5	$365.0	$1,689.5

1. During the three months ended September 30, 2023, the Company realigned its financial reporting structure reflecting management and organizational changes. The Company will report its financial performance based on three reportable segments: Materials Solutions (MS), Microcontamination Control (MC) and Advanced Material Handling (AMH). The following prior year information has been recast to reflect this realignment
2. The above pro forma results include the addition of CMC Materials Inc.'s (now known as CMC Materials LLC) ("CMC Materials") financials recorded prior to the consummation of the merger with the Company on July 6, 2022 to the Company's reported financials and are provided as a complement to, and should be read in conjunction with, the consolidated financial statements to better facilitate the assessment and measurement of the Company's operating performance. Intercompany sales between the Company and CMC Materials have been eliminated. No other adjustments have been included.
*See footnotes section for reference. As a result of displaying amounts in millions, rounding differences may exist in the tables in this section.

24

Entegris

Reconciliation of Proforma Segment Trend Data to Non-GAAP Unaudited[1,2] (continued)

$ in millions	Q122	Q222	Q322	Q422	FY2022	Q123	Q223	Q323	Q423	FY2023
Adjusted Segment Profit:										
MS segment profit	$141.1	$123.0	$53.1	$71.5	$388.7	($29.5)	$215.7	$57.0	$53.2	$296.4
Adjustments for wood treatment[r]*	(7.4)	0.3	—	—	(7.1)	—	—	—	—	—
Impairment of Goodwill[a]*	—	—	—	—	—	88.9	—	15.9	$10.4	$115.2
(Gain) loss from the sale of businesses[h]*	—	—	—	—	—	13.6	14.9	—	(4.7)	23.8
Charge for fair value write-up of acquired inventory sold[t]*			61.9		61.9	—	—	—	—	—
Severance – Restructuring[g]*	—	—	—	—	—	7.1	—	0.5	1.6	9.3
Gain on sale of termination of alliance agreement[w]*	—	—	—	—	—	—	(154.8)	—	(30.0)	(184.8)
Impairment on long-lived assets[x]*	—	—	—	—	—	—	—	—	30.5	30.5
Other adjustments[j]*	(10.3)	(7.0)	—	(0.3)	(17.6)	—	—	—	30.5	30.5
MS adjusted segment profit	123.4	116.3	115.0	71.2	425.9	80.1	75.8	73.4	61.0	290.4
MC segment Profit	98.6	100.1	105.3	107.4	411.4	96.0	100.7	101.1	97.6	395.3
Severance – Restructuring[g]*	—	—	—	—	—	2.8	—	0.2	0.2	3.2
MC adjusted segment profit	$98.6	$100.1	$105.3	$107.4	$411.4	$98.8	$100.7	$101.3	$97.7	$398.5
AMH segment Profit	46.7	46.9	42.1	48.0	183.7	48.2	35.8	31.6	20.5	136.1
Severance – Restructuring[g]*	—	—	—	—	—	1.2	—	0.5	0.1	1.8
AMH adjusted segment profit	$46.7	$46.9	$42.1	$48.0	$183.7	$49.4	$35.8	$32.1	$20.6	$137.9

1. During the three months ended September 30, 2023, the Company realigned its financial reporting structure reflecting management and organizational changes. The Company will report its financial performance based on three reportable segments: Materials Solutions (MS), Microcontamination Control (MC) and Advanced Material Handling (AMH). The following prior year information has been recast to reflect this realignment
2. The above pro forma results include the addition of CMC Materials Inc.'s (now known as CMC Materials LLC) ("CMC Materials") financials recorded prior to the consummation of the merger with the Company on July 6, 2022 to the Company's reported financials and are provided as a complement to, and should be read in conjunction with, the consolidated financial statements to better facilitate the assessment and measurement of the Company's operating performance. Intercompany sales between the Company and CMC Materials have been eliminated. No other adjustments have been included.
*See footnotes section for reference. As a result of displaying amounts in millions, rounding differences may exist in the tables in this section.

25

Reconciliation of Proforma Segment Trend Data to Non-GAAP Unaudited[1,2] (continued)

$ in millions	Q122	Q222	Q322	Q422	FY2022	Q123	Q223	Q323	Q423	FY2023
Unallocated expenses	$20.2	$17.6	$9.3	$7.3	$54.4	$43.6	$29.9	$21.4	$19.2	$114.2
Other adjustments [j]*	(0.3)	(0.1)	(0.1)	(0.1)	(0.6)	(0.1)	—	—	(0.4)	(0.5)
Deal, transaction, and integration costs [o]*	—	—	—	—	—	(20.0)	(18.4)	(10.3)	(7.8)	(56.5)
Adjusted unallocated expenses	$19.9	$17.5	$9.2	$7.2	$53.8	$23.5	$11.5	$11.1	$11.0	$57.2
Total Adjusted Segment Profit	$268.7	$263.3	$262.4	$226.6	$1,021.0	$228.3	$212.4	$206.8	$179.3	$826.9
Adjusted unallocated expenses	19.9	17.5	9.2	7.2	53.8	23.5	11.5	11.1	11.0	57.2
Total adjusted operating Income	$248.8	$245.8	$253.2	$219.4	$967.2	$204.8	$200.9	$195.7	$168.3	$769.7

1. During the three months ended September 30, 2023, the Company realigned its financial reporting structure reflecting management and organizational changes. The Company will report its financial performance based on three reportable segments: Materials Solutions (MS), Microcontamination Control (MC) and Advanced Material Handling (AMH). The following prior year information has been recast to reflect this realignment
2. The above pro forma results include the addition of CMC Materials Inc.'s (now known as CMC Materials LLC) ("CMC Materials") financials recorded prior to the consummation of the merger with the Company on July 6, 2022 to the Company's reported financials and are provided as a complement to, and should be read in conjunction with, the consolidated financial statements to better facilitate the assessment and measurement of the Company's operating performance. Intercompany sales between the Company and CMC Materials, Inc have been eliminated. No other adjustments have been included.
*See footnotes section for reference. As a result of displaying amounts in millions, rounding differences may exist in the tables in this section.

26

Entegris

Reconciliation of Proforma Net Sales to Proforma Non-GAAP Net Sales

$ in millions	Q122	Q222	Q322	Q422	FY2022	Q123	Q223	Q323	Q423	FY2023
Proforma net sales [1]	$969.1	$1,011.9	$993.8	$946.1	$3,920.9	$922.4	$901.0	$888.2	$812.3	$3,523.9
Removal of Wood treatment [r*]	(10.9)	(0.2)	—	—	(11.1)	—	—	—	—	—
Proforma Non-GAAP net sales	$958.2	$1,011.7	$993.8	$946.1	$3,909.8	$922.4	$901.0	$888.2	$812.3	$3,523.9

Reconciliation of Proforma Gross Profit to Proforma Adjusted Gross Profit

$ in millions	Q122	Q222	Q322	Q422	FY2022	Q123	Q223	Q323	Q423	FY2023
Proforma Gross Margin	$438.0	$428.8	$371.7	$404.5	$1,643.0	$401.7	$384.2	$367.1	$344.7	$1,497.6
Proforma Gross Margin -as a % of GAAP net sales	45.7%	42.4%	37.4%	42.8%	41.9%	43.5%	42.6%	41.3%	42.4%	42.5%
Inventory step-up [t*]	—	—	61.9	—	61.9	—	—	—	—	—
Wood treatment [r*]	(7.4)	0.3	—	—	(7.1)	—	—	—	—	—
Incremental Depreciation expense [s*]	(4.5)	(4.5)	—	—	(9.0)	—	—	—	—	—
Restructuring costs [g*]	—	—	—	—	—	7.4	—	0.8	—	8.2
Proforma Non-GAAP gross margin	$426.1	$424.6	$433.6	$404.5	$1,688.8	$409.1	$384.2	$367.9	$344.7	$1,505.8
Proforma Gross Margin – as a % of Non-GAAP net sales	44.5%	42.0%	43.6%	42.8%	43.2%	44.3%	42.6%	41.4%	42.4%	42.7%

1. The above pro forma results include the addition of CMC Materials Inc.'s (now known as CMC Materials LLC) ("CMC Materials") financials recorded prior to the consummation of the merger with the Company on July 6, 2022 to the Company's reported financials and are provided as a complement to, and should be read in conjunction with, the consolidated financial statements to better facilitate the assessment and measurement of the Company's operating performance. Intercompany sales between the Company and CMC Materials have been eliminated. No other adjustments have been included.

*See footnotes section for reference. As a result of displaying amounts in millions, rounding differences may exist in the tables in this section.

27

Entegris

Reconciliation of Proforma Operating Expenses and Tax Rate to Proforma Non-GAAP Operating Expenses and Non-GAAP Tax Rate

$ in millions	Q122	Q222	Q322	Q422	FY2022	Q123	Q223	Q323	Q423	FY2023
Proforma Operating Expense	218.2	226.9	356.8	260.7	1,062.6	388.2	116.6	250.0	243.7	998.4
Goodwill impairment [a]*	—	—	—	—	—	88.9	—	15.9	10.4	115.2
Deal and transaction costs [b]*	17.3	12.1	31.9	0.3	61.6	3.0	—	—	—	3.0
Integration costs: Professional fees [c]*	0.7	9.5	11.4	13.7	35.3	12.0	13.3	6.8	4.6	36.7
Severance costs [d]*	—	—	4.0	2.3	6.3	1.4	1.0	(0.5)	(0.4)	1.5
Retention costs [e]*	—	—	1.5	0.5	2.0	1.3	0.4	—	—	1.7
Other costs [f]*	—	0.7	3.9	2.1	6.7	2.3	3.9	3.9	3.6	13.7
Contractual and non-cash integration costs:										
CMC Materials retention [o]*	—	—	14.5	3.5	18.0	—	—	—	—	—
Stock-based compensation alignment [p]*	—	—	21.6	—	21.6	—	—	—	—	—
Change in control costs [q]*	—	—	22.3	—	22.3	—	—	—	—	—
Restructuring costs [g]*	—	—	—	—	—	3.8	—	0.6	2.3	6.6
(Gain) loss from the sale of businesses [h]*	—	—	—	(0.3)	(0.3)	13.6	14.9	—	(4.7)	23.8
Impairment on long-lived assets [x]*	—	—	—	—	—				30.5	30.5
Amortization of intangible assets [i]*	28.5	28.3	65.3	53.5	175.6	57.6	54.7	51.2	51.0	214.5
Other [j]*	(3.2)	—	—	—	(3.2)	—	—	—	—	—
Incremental depreciation expense [s]*	(2.5)	(2.5)	—	—	(5.0)	—	—	—	—	—
Gain on termination of Alliance Agreement [w]*	—	—	—	—	—	—	(154.8)	—	(30.0)	(184.8)
Proforma Non-GAAP Operating Expense	$177.4	$178.8	$180.4	$185.2	$721.7	$204.3	$183.2	$172.1	$176.4	$736.1

GAAP tax rate	16.1%	24.8%	8.7%	11.9%	21.5%	(32.2%)	(9.1%)	(6.8%)	(41.9%)	(4.9%)
Other	(0.8%)	(1.9%)	12.5%	0.4%	(3.4%)	49.1%	25.4%	16.1%	53.6%	18.5%
Non-GAAP tax rate	15.3%	22.9%	21.2%	12.3%	18.1%	16.9%	16.3%	9.3%	11.7%	13.6%

*See footnotes section for reference. As a result of displaying amounts in millions, rounding differences may exist in the tables in this section.

28

Entegris

Reconciliation of Proforma Net Income to Proforma Adjusted Operating Income and Adjusted EBITDA

$ in millions	Q122	Q222	Q322	Q422	FY2022	Q123	Q223	Q323	Q423	FY2023
Net sales	$969.1	$1,011.9	$993.8	$946.1	$3,920.9	$922.4	$901.0	$888.2	$812.3	$3,523.9
Net income (loss)	160.3	140.1	(73.7)	57.4	284.1	(88.2)	197.6	33.2	38.0	180.7
Net income (loss) – as a % of proforma GAAP net sales	16.5%	13.8%	(7.4%)	6.1%	7.2%	(9.6%)	21.9%	3.7%	4.7%	5.1%
Adjustments to net income (loss):										
Income tax expense (benefit)	30.9	46.3	(7.0)	7.8	78.0	21.5	(16.5)	(2.1)	(11.3)	(8.4)
Interest expense, net	22.4	5.7	82.8	82.0	192.9	84.8	78.6	75.6	62.1	301.1
Other expense (income), net	6.3	9.8	12.9	(3.5)	25.5	(4.6)	8.0	10.3	12.1	25.4
Equity in net loss of affiliates	—	—	—	—	—	—	0.1	0.1	0.1	0.4
Operating Income	$219.9	$201.9	$14.9	$143.8	$580.5	$13.5	$267.6	$117.1	$101.0	$499.2
Operating Income – as a % of proforma net sales	22.7%	20.0%	1.5%	15.2%	14.8%	1.5%	29.7%	13.2%	12.4%	14.2%
Amortization of intangible assets [i*]	28.5	28.3	65.3	53.5	175.6	57.6	54.7	51.2	51.0	214.5
Depreciation	40.8	41.1	45.2	41.9	168.9	46.8	43.8	39.6	42.6	172.7
Adjusted EBITDA	$289.2	$271.3	$125.4	$239.1	$925.0	$117.9	$366.0	$207.9	$194.6	$886.4
Adjusted EBITDA as a % of proforma net sales	29.8%	26.8%	12.6%	25.3%	23.6%	12.8%	40.6%	23.4%	24.0%	25.2%

*See footnotes section for reference. As a result of displaying amounts in millions, rounding differences may exist in the tables in this section.

29

Entegris

Reconciliation of Proforma Net Income to Proforma Adjusted Operating Income Non-GAAP and Adjusted EBITDA Non-GAAP

$ in millions	Q122	Q222	Q322	Q422	FY2022	Q123	Q223	Q323	Q423	FY2023
Proforma Operating Income	$219.9	$201.9	$14.9	$143.8	$580.5	$13.5	$267.6	$117.1	$101.0	$499.2
Proforma Operating Income – as a % of proforma net sales	22.7%	20.0%	1.5%	15.2%	14.8%	1.5%	29.7%	13.2%	12.4%	14.2%
Wood treatment (net margin impact) [r*]	(7.4)	0.3	—	—	(7.1)	—	—	—	—	—
Charge for fair value write-up of acquired inventory sold [t*]	—	—	61.9	—	61.9	—	—	—	—	—
Goodwill impairment [a*]	—	—	—	—	—	88.9	—	15.9	10.4	115.2
Deal and transaction costs [b*]	17.3	12.1	31.9	0.3	61.6	3.0	—	—	—	3.0
Integration costs: Professional fees [c*]	0.7	9.5	11.4	13.7	35.3	12.0	13.3	6.8	4.6	36.7
Severance costs [d*]	—	—	4.0	2.3	6.3	1.4	1.0	(0.5)	(0.4)	1.5
Retention costs [e*]	—	—	1.5	0.5	2.0	1.3	0.4	—	—	1.7
Other costs [f*]	—	0.7	3.9	2.1	6.7	2.3	3.8	4.0	3.6	13.7
Contractual and non-cash integration costs										
CMC Materials retention [o*]	—	—	14.5	3.5	18.0	—	—	—	—	—
Stock-based compensation alignment [p*]	—	—	21.6	—	21.6	—	—	—	—	—
Change in control costs [q*]	—	—	22.3	—	22.3	—	—	—	—	—
Restructuring costs [g*]	—	—	—	—	—	11.2	—	1.2	2.3	14.7
(Gain) loss from the sale of businesses [h*]	—	—	—	(0.3)	(0.3)	13.6	14.9	—	—	23.8
Impairment on long-lived assets [x*]									30.5	30.5
Amortization of intangible assets [i*]	28.5	28.3	65.3	53.5	175.6	57.6	54.7	51.2	51.0	214.5
Other [j*]	(3.2)	—	—	—	(3.2)	—	—	—	—	—
Incremental depreciation expense [s*]	(7.0)	(7.0)	—	—	(14.0)	—	—	—	—	—
Gain on sale of termination of Alliance Agreement [w]	—	—	—	—	—	—	(154.8)	—	(30.0)	(184.8)
Proforma Operating Income – Non-GAAP	$248.8	$245.8	$253.2	$219.4	$967.2	$204.8	$200.9	$195.7	$168.3	$769.7
Proforma Non-GAAP Operating Income – as a % of proforma Non-GAAP net sales	26.0%	24.3%	25.5%	23.2%	24.7%	22.2%	22.3%	22.0%	20.7%	21.8%
Depreciation	47.8	48.2	45.2	41.9	183.1	46.8	43.7	39.6	42.6	172.7
Adjusted EBITDA	$296.6	$294.0	$298.4	$261.3	$1,150.3	$251.6	$244.6	$235.3	$210.8	$942.4
Adjusted EBITDA as a % of proforma Non-GAAP net sales	30.6%	29.1%	30.0%	27.6%	29.3%	27.3%	27.2%	26.5%	26.0%	26.7%

*See footnotes section for reference. As a result of displaying amounts in millions, rounding differences may exist in the tables in this section.

30

Entegris

Reconciliation of Proforma Net Income and Diluted EPS to Proforma Non-GAAP Net Income and Diluted Non-GAAP EPS

$ in millions, except per share data	Q122	Q222	Q322	Q422	FY2022	Q123	Q223	Q323	Q423	FY2023
Proforma Net Income (Loss)	$160.3	$140.1	($73.7)	$57.4	$284.1	($88.2)	$197.6	$33.2	$38.0	$180.7
Adjustments to Proforma Net Income (Loss):										
Charge for fair value write-up of acquired inventory sold [t*]	—	—	61.9	—	61.9	—	—	—	—	—
Goodwill impairment [a*]	—	—	—	—	—	88.9	—	15.9	10.4	115.2
Deal and transaction costs [b*]	17.3	12.1	31.9	0.3	61.6	3.0	—	—	—	3.0
Integration costs: Professional fees [c*]	0.7	9.5	11.4	13.7	35.3	12.0	13.3	6.8	4.6	36.7
Severance costs [d*]	—	—	4.0	2.3	6.3	1.4	1.0	(0.5)	(0.4)	1.5
Retention costs [e*]	—		1.5	0.5	2.0	1.3	0.4	—	—	1.7
Other costs [f*]	—	0.7	3.9	2.1	6.7	2.4	3.8	4.0	3.6	13.7
Contractual and non-cash integration costs										—
CMC Materials retention [o*]	—	—	14.5	3.5	18.0	—	—	—	—	—
Stock-based compensation alignment [p*]	—	—	21.6	—	21.6	—	—	—	—	—
Change in control costs [q*]	—	—	22.3	—	22.3	—	—	—	—	—
Restructuring costs [g*]	—	—	—	—	—	11.2	—	1.2	2.3	14.7
(Gain) loss from the sale of businesses [h*]	—	—	—	—	—	13.6	14.9	—	(4.7)	23.8
Impairment on long-lived assets [x*]	—	—	—	—	—	—	—	—	30.5	30.5
Amortization of intangible assets [i*]	28.5	28.3	65.3	53.5	175.6	57.6	54.7	51.2	51.0	214.5
Loss on extinguishment of debt and modification [k*]	—	—	2.2	1.1	3.3	3.9	4.5	4.5	17.0	29.9
Infineum termination fee, net [l*]	—	—	—	—	—	(10.9)	—	—	—	(10.9)
Interest expense, net [m*]	4.7	22.7	2.4	—	29.8	—	—	—	—	—
Other [j*]	(3.2)	—	—	(0.3)	(3.5)	—	—	—	—	—
Interest rate swap gain [v*]	—	(35.0)	—	—	(35.0)	—	—	—	—	—
Wood treatment (net margin affect) [r*]	(7.4)	0.3	—	—	(7.1)	—	—	—	—	—
Incremental interest expense [u*]	(62.3)	(62.3)	—	—	(124.6)	—	—	—	—	—
Incremental depreciation expense [s*]	(7.0)	(7.0)	—	—	(14.0)	—	—	—	—	—
Gain on sale of termination of Alliance Agreement [w*]	—	—	—	—	—	—	(154.8)	—	(30.0)	(184.8)
Tax effect of adjustments to net income (loss) and discrete items [n*]	6.0	10.6	(41.5)	(9.6)	(34.5)	1.6	(35.8)	(12.8)	(24.3)	(71.3)
Proforma Non-GAAP net income	$137.6	$120.0	$127.8	$124.5	$509.9	$97.8	$99.6	$103.6	$97.9	$398.9
Diluted earnings (loss) per common share	$1.06	$0.93	($0.50)	$0.38	$1.89	($0.59)	$1.31	$0.22	$0.25	$1.20
Effect of adjustments to net income	($0.15)	($0.13)	$1.35	$0.45	$1.50	$1.24	($0.65)	$0.46	$0.39	$1.45
Diluted non-GAAP earnings per common share	$0.91	$0.80	$0.85	$0.83	$3.39	$0.65	$0.66	$0.68	$0.65	$2.64
Weighted average diluted shares outstanding – Proforma	150.8	150.7	148.6	149.9	150.3	149.4	150.8	151.2	151.3	150.9
Weighted average diluted shares outstanding – Proforma Non-GAAP	150.8	150.7	149.7	149.9	150.3	150.4	150.8	151.2	151.3	150.9

*See footnotes section for reference. As a result of displaying amounts in millions, rounding differences may exist in the tables in this section.

31

Entegris

32 a. Non-cash impairment charges associated with goodwill. b. Non-recurring deal and transaction costs associated with the CMC Materials acquisition and completed and announced divestitures. c. Represents professional and vendor fees recorded in connection with services provided by consultants, accountants, lawyers and other third-party service providers to assist us in integrating CMC Materials into our operations. d. Represents severance charges related to the integration of the CMC Materials acquisition. e. Represents retention charges related directly to the CMC Materials acquisition and completed and announced divestitures, and are not part of our normal, recurring cash operating expenses. f. Represents other employee related costs and other costs incurred relating to the CMC Materials acquisition and completed and announced divestitures. These costs arise outside of the ordinary course of our continuing operations. g. Restructuring charges resulting from cost-saving initiatives. h. Non-recurring loss (gain) from the sale of businesses. i. Non-cash amortization expense associated with intangibles acquired in acquisitions. j. Other miscellaneous adjustments. k. Non-recurring loss on extinguishment of debt and modification of our debt. l. Non-recurring gain from the termination fee with Infineum. m.Non-recurring interest costs related to the financing of the CMC Materials acquisition. n. The tax effect of pre-tax adjustments to net income (loss) was calculated using the applicable marginal tax rate for each respective year. o. Represents non-recurring costs associated with the CMC Materials retention program that was agreed upon and set forth in the definitive acquisition agreement. p. Represents the non-cash incremental expense associated with adopting retirement vesting obligations on Entegris equity awards, similar to those of CMC Materials equity awards. q. Relates to the change in control agreements that were in place with management of CMC Materials prior to the acquisition and the associated expense post-acquisition. r. The adjustment relates to removal of net sales or net margin related to CMC Materials wood treatment business. Prior to the acquisition of CMC Materials, CMC Materials operated a wood treatment business, which manufactured and sold wood treatment preservatives for utility poles and crossarms. CMC Materials exited this business during the first half of 2022, prior to our acquisition of CMC Materials. The wood treatment business had no ongoing sales at the time of acquisition and removed for comparable purposes. s. Represents the preliminary pro forma adjustment to recognize changes to straight-line depreciation expense resulting from the fair value adjustments to acquired property, plant, and equipment. The preliminary fair value of the property, plant and equipment may not represent the actual value of the property, plant and equipment when the Merger is completed resulting in a potential difference in straight-line depreciation expense, and that difference may be material. t. Represents the additional cost of goods sold recognized in connection with the step-up of inventory valuation. Entegris will recognize the increased value of inventory in cost of sales as the inventory is sold, which for purposes of these pro forma presentation is assumed to occur within the first quarter of 2021 based on inventory turns and is non- recurring in nature. u. Interest expense on the new debt raised to fund in part the consideration paid to effect the Merger using the effective interest rates. v. The elimination of interest expense, net of the gain on the termination of two swap instruments which were terminated on June 24, 2022 associated with the extinguished CMC Materials debt outstanding. w. Gain on termination of Alliance Agreement with MacDermid Enthone. x. Impairment of long-lived assets. Footnotes